Offerings - Offering: 1	Jul. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 63,758,337.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 8,805.03
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,158,282 Shares outstanding (approximately 5.00% of the Shares outstanding of the Fund as of July 17, 2026).